Exhibit 99.1

TENNESSEE COMMERCE BANCORP, INC. INVEST Tennessee Equity Conference NASDAQ: TNCC www.tncommercebank.com May 2010

2 Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on assumptions and estimates and describe our future plans, strategies, and expectations, are generally identifiable by the use of the words “anticipate,” “will,” “believe,” “may,” “could,” “would,” “should,” “estimate,” “expect,” “intend,” “seek,” or similar expressions. These forward-looking statements may address, among other things, our business plans, objectives or goals for future operations or expansion, our forecasted revenues, earnings, assets, or other measures of performance, or estimates of risks and future costs and benefits. Although these statements reflect our good faith belief based on current expectations, estimates and projections, they are subject to risks, uncertainties and assumptions, and are not guarantees of future performance. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this presentation include, but are not limited to: the effects of future economic, business and market conditions and changes, domestic and foreign, that may affect general economic conditions; governmental monetary and fiscal policies; legislative and regulatory changes, including changes in banking, securities and tax laws, regulations and policies and their application by our regulators, and changes in the scope and cost of FDIC insurance and other coverage; negative developments in the financial services industry and U.S. and global credit markets; the effect of capital constraints on our pace of growth and our ability to raise additional capital when needed, and legislation pending in Congress that may change the definition and amounts of minimum capital required of banking institutions; the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand and the values and liquidity of loan collateral, securities and interest-sensitive assets and liabilities; fluctuations in non-interest income, including limitations on bank fees and charges contained in legislation pending in Congress; the financial health of the local economies in which we do business; our concentration of commercial and industrial loans; the sufficiency of our current sources of funds; our use of internet and brokered deposits; informal or formal enforcement actions to which we may become subject; our reliance on key personnel; changes in accounting policies, rules and practices; changes in borrower credit risks and payment behaviors; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of real and personal property that we need to dispose of following foreclosure; the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; certain risks related to mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; changes in technology or products that may be more difficult and costly or less effective than anticipated; the payment and liquidation rights of holders of our Fixed Rate Cumulative Perpetual Preferred Stock, Series A, and holders of our subordinated debentures; any future issuances of our common stock or other equity securities; reductions in our deferred tax assets; reductions in the amount of net operating loss carryforwards that we may be able to utilize for income tax purposes; and other factors and risks described in any of our reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934. If one or more of these risks or uncertainties materialize, or if any of our underlying assumptions prove incorrect, our actual results, performance, or achievements may vary materially for future results, performance, or achievements expressed or implied by these forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements in this section. We do not intend to and assume no responsibility for updating or revising any forward-looking statements contained in this presentation, whether as a result of new information, future events, or otherwise.

3 Company Profile Headquartered in Franklin (Williamson County), TN LPO’s: Birmingham, AL Minneapolis, MN Kennesaw, GA #1 Deposit market share in Williamson County (median household income: $95,500) and Franklin, TN for the past two years (source: SNL) Key Financial Metrics (March 31, 2010) Assets: $1.4 billion Net Loans: $1.2 billion TBVPCS: $12.09 Market Cap: $50 MM (as of May 25, 2010) 10 year CAGR of Assets: 35.7% Net Interest Margin: 4.25% Efficiency Ratio: 46.71% TCE / TA: 4.94% Total Risk Based Capital Ratio: 10.82% Tier 1 Common Ratio: 5.43% TITLE AGE BANKING EXPERIENCE Michael R. Sapp Chairman , Chief Executive Officer and President 57 32 H. Lamar Cox Chief Operating Officer 67 37 Frank Perez Chief Financial Officer 42 12 Martin M. Zorn Chief Administrative Officer 53 32 Tommy Crocker Chief Risk Officer 59 30 Doug Rogers National Lending Executive 59 35 John Burton Regional Lending Executive 60 35 Combined years experience: 213 Average years experience: 30 Average years lender’s experience: 28 TNCC Management

4 Business Model C&I focused secured lender to middle-market segment C&I lender for over a decade Serve owner managed businesses, entrepreneurs and professionals Long-term relationship driven, understanding of our clients’ business and cash flows Expertise in asset-based lending, equipment finance and tax advantaged lending High customer retention Scalable business platform and efficient operating model “Seasoned” lenders with an average tenure of 28 years – multiple cycle experience Not necessarily the cheapest game in town, but high customer attraction and retention due to service-oriented business model

5 Representative Lending Transactions Construction & Road Builder Revenue: $100 million Credit Facility: $15 million Revolver: 1 year Term: 5 year amortized Cash management and other depository Remote capture Revenue: $15 - $20 million Credit Facility: $20 million Revolver: 18 months Term: 5-7 years, with balloon Cash management and other depository DIRECT LENDING / OWNER MANAGED BUSINESS – NASHVILLE MSA USDA CREDIT ENHANCEMENT / RURAL DEVELOPMENT PROGRAM

6 Representative Lending Transactions LARGE INDIRECT LENDING Southeast Major Regional Bank – Item Processing Equipment Asset cost: $2.7 million Term: 5 years Mission critical equipment SMALL INDIRECT LENDING Small independent business – local delivery trucks Asset cost: $45,000 Term: 36 months Lessons learned Changes in underwriting Reduce exposure to commodity equipment Nationally recognized producer of self-moving rental trucks and trailers Asset Cost: $10 million Term: 7 years Cash management and remote capture INDIRECT LENDING TAX LEASES

7 Deposit Strategy Cross–sell opportunity Incentive plans Implement CRM system Focus on deposit relationships from borrower Expand distribution channels Adding Chief Deposit Officer Adding Deposit Officers Muni deposit focus E-Banking Investments Internet Mobile Banking Value Proposition Package remote capture, courier, cash management

8 Deposit Composition Note: As of March 31, 2010 Money Market & Savings 24.4% Time Deposits < $100,000 35.0% Demand & Now 2.2% Brokered Deposits 11.3% IRA 2.9% Time Deposits > $100,000 24.1% Balance $000 1Q 2009 1Q 2010 % Money Market & Savings $59,956 $302,637 404.8% Demand & Now 31,072 27,895 -10.2% IRA 35,190 36,321 3.2% Time Deposits < $100,000 355,192 434,548 22.3% Time Deposits > $100,000 487,688 298,322 -38.8% Brokered deposits 126,208 140,112 11.0% Total $1,095,307 $1,239,835 Deposit Metrics Core Deposits / Total Deposits 42.24% 62.36% Cost of Total Deposits 3.39% 2.22% Loans / Total Deposits 100.79% 95.67% Wholesale / Total Deposits 49.21% 41.45%

9 Loan Composition Note: As of March 31, 2010 1 CRE loans primarily represent C&I loans collateralized by commercial real estate $000 1Q 2010 % Real Estate-Construction $135,416 11.4% Real Estate-1-4 Family 44,339 3.7% Real Estate-Commercial 1 268,119 22.6% Non-Owner Occupied $167,824 Owner Occupied 84,621 Multi Family 15,674 Commercial & Industrial 651,382 54.9% Direct $369,772 Indirect Large 124,745 Indirect Small 156,865 Consumer 3,581 0.3% Tax Leases 83,334 7.0% Total $1,186,171 Commercial & Industrial 54.9% Real Estate Commercial 1 22.6% Real Estate Construction 11.4% Real Estate-1-4 Family 3.7% Tax Leases 7.0% Consumer 0.3%

10 Credit Metrics Loan Loss Reserve / Nonperforming Loans Net Charge-offs / Average Loans Nonperforming Loans / Gross Loans Nonperforming Assets / Assets 1 Repossessed assets Nonperforming loans + 90 day past due + ORE 1 Represents $39.9 million in repossessed assets that have been marked to market and are being held on the balance sheet as part of management’s strategy to take advantage of potential price appreciation as economic conditions improve. 1.24% 0.79% 1.80% 4.23% 4.42% 4.00% 4.35% 4.21% 5.89% 0.00% 2.00% 4.00% 6.00% 8.00% '05 '06 '07 '08 1Q09 2Q09 3Q09 4Q09 1Q10 1.17% 0.70% 0.83% 1.13% 2.22% 2.04% 2.50% 1.64% 2.94% 0.00% 1.00% 2.00% 3.00% 4.00% '05 '06 '07 '08 1Q09 2Q09 3Q09 4Q09 1Q10 156.07% 114.67% 63.04% 80.75% 67.97% 103.38% 57.63% 183.22% 108.03% 0.00% 50.00% 100.00% 150.00% 200.00% '05 '06 '07 '08 1Q09 2Q09 3Q09 4Q09 1Q10 0.76% 0.41% 0.45% 0.64% 2.45% 3.39% 1.55% 1.34% 1.50% 0.00% 1.00% 2.00% 3.00% 4.00% '05 '06 '07 '08 1Q09 2Q09 3Q09 4Q09 1Q10

11 Profitability Metrics Return on Average Assets Return on Average Common Equity Pre-Tax Pre-Provision Earnings Per Share Net Interest Margin 1 Annualized 0.97% 0.95% 0.91% 0.73% -0.54% 0.40% -0.50% -0.25% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 2005 2006 2007 2008 2009 1Q2010 12.29% 12.68% 12.13% 11.34% -10.86% 8.13% -10.00% -5.00% 0.00% 5.00% 10.00% 15.00% 2005 2006 2007 2008 2009 1Q2010 4.44% 3.98% 3.72% 3.43% 3.66% 4.25% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2005 2006 2007 2008 2009 1Q2010 $2.47 $2.91 $3.45 $4.46 $4.65 $5.21 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2005 2006 2007 2008 2009 1 Q 2010 1

12 Efficient Model Efficiency Ratio Approximately 3x higher than the industry average* Assets Per Employee (millions) Revenue Per Employee (millions) 1 1Q 2010 annualized *Industry average is SNL Small Cap Medium $0.37 $0.43 $0.47 $0.47 $0.48 $0.61 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 2005 2006 2007 2008 2009 1Q2010 1 TNCC SNL Small Cap Median $9.85 $12.47 $14.06 $14.68 $15.20 $15.03 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 2005 2006 2007 2008 2009 1Q2010 TNCC SNL Small Cap Median 70.00% 60.00% 50.00% 40.00% 30.00% 20.00% 10.00% 0.00% 2005 5006 2007 2008 2009 1Q2010 41.81% 42.84% 43.99% 44.87% 49.14% 46.71% TNCC SNL Small Cap Median

13 Capital Position Total Capital Ratio Tier 1 Common Ratio Tier 1 Leverage Tangible Common Equity / Tangible Assets 9.33% 9.94% 8.09% 10.62% 8.93% 8.86% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 2005 2006 2007 2008 2009 1Q2010 7.37% 9.05% 7.59% 6.43% 5.38% 5.43% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 2005 2006 2007 2008 2009 1Q2010 10.77% 11.68% 9.80% 12.42% 10.83% 10.82% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2005 2006 2007 2008 2009 1Q2010 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 2005 2006 2007 2008 2009 1Q2010 6.54% 8.22% 7.01% 5.89% 4.79% 4.94%

14 Organic Growth Well-positioned to increase market share and grow franchise at attractive returns Market Opportunities FDIC assisted transaction In-footprint deposit acquisition opportunities Fee income–based opportunities Special Situations Problem Assets Growth Opportunities

15 Experienced management team, objectives aligned with shareholders Attractive geography with strong organic growth prospects Strong historical performance Opportunity to capitalize on current market dislocation Conclusion

16 APPENDIX

17 Q1 2010 Results Earnings of $1.4 million or $0.24 per share Represents ROAA of 0.40%, ROAE of 8.13% Significant NIM expansion for the fifth consecutive quarter Efficiency ratio remains among the best in the industry Increase in NPAs reflects seasonality issues, stabilizing delinquencies Improving earnings trajectory NIM improvement to 4.25% and efficiency ratio to 46.71% Underlying profitability metrics remain strong Modest loan growth coupled with strong core deposit growth Continued attractive migration in deposit mix, reflecting deposit, initiative gathering; core deposits increased $38 million in Q1

18 Reconciliation of Efficiency Ratio The Company utilizes the efficiency ratio when evaluating the performance of the Company. The Company believes the efficiency ratio to be an important measure of financial strength of the Company. (Unaudited) 2005 2006 2007 2008 2009 1Q2010 Non-interest expense $6,246 $9,056 $13,263 $17,608 $21,305 $ 21,305 $6,509 Net-interest income 13,627 19,377 27,272 34,951 44,916 13,249 Non-interest income 1,311 1,763 2,880 4,294 (1,557) 687 Net revenues $14,938 $21,140 $30,152 $39,245 $43,359 $13,936 Efficiency Ratio 41.81% 42.84% 43.99% 44.87% 49.14% 46.71%

19 Reconciliation of Non-GAAP Financial Measures Tangible common equity to tangible assets is defined by the Company as total shareholders' equity, excluding preferred stock, net of discount, and common stock warrant, reduced by goodwill and other intangible assets, divided by the difference of total assets less goodwill and other intangible assets. Management believes the ratio of tangible equity to tangible assets is important to investors who are interested in evaluating the adequacy of the Company's capital levels. Tangible common book value per share is defined by the Company as total shareholders' equity, excluding preferred stock, net of discount, and common stock warrant, reduced by goodwill and other intangible assets, divided by total common shares outstanding. Management believes this measure is important to investors who are interested in changes from period to period in book value per share exclusive of changes in intangible assets. (Dollars in thousands) (Unaudited) 2005 2006 2007 2008 2009 1Q2010 Tangible Assets: Total Assets $404,040 $623,518 $900,153 $1,218,084 $1,383,432 $1,382,851 Less: Goodwill - - - - - - Other identifiable intangible assets - - - - - - Total tangible assets 404,040 623,518 900,153 1,218,084 1,383,432 1,382,851 Tangible Shareholders Equity: Total shareholders equity 26,430 51,224 63,121 101,747 96,292 98,407 Less: Goodwill - - - - - - Preferred stock, net of discount - - - (29,547) (29,632) (29,654) Warrant - - - (453) (453) (453) Total tangible common equity $26,430 $51,224 $63,121 $71,747 $66,207 $68,300 Tangible common equity to tangible assets 6.54% 8.22% 7.01% 5.89% 4.79% 4.94% Total shares outstanding 3,238,674 4,451,674 4,724,196 4,731,696 5,646,368 5,648,384 Tangible common book value per share $8.16 $11.51 $13.36 $15.16 $11.73 $12.09

20 Investor Relations Contact Frank Perez, Chief Financial Officer Tennessee Commerce Bancorp, Inc. 381 Mallory Station Rd. Franklin, TN 37067 Tel: (615) 599-2274 Fax: (615) 807-3206 Email: IR@tncommercebank.com

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